UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 12, 2007

LKQ CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50404	36-4215970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300 Chicago, IL 60602 (Address of Principal Executive Offices) (Zip Code)

(312) 621-1950 (Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

                On October 12, 2007, LKQ Corporation (“LKQ”) and LKQ Delaware LLP (“LKQ Canada Borrower”), as borrowers, entered into a credit agreement (the “Credit Agreement”) with the several lenders from time to time party thereto, Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint book runners, Deutsche Bank Securities Inc., as syndication agent, Lehman Commercial Paper Inc., as administrative agent, Deutsche Bank AG New York Branch, as U.S. dual currency RCF agent, and Deutsche Bank AG Canada Branch, as Canadian agent, to borrow up to approximately $750 million, consisting of (1) a six-year, $610 million term loan facility, (2) a six-year, CDN $40 million Canadian term loan facility, (3) a six-year, $15 million dual currency (Canadian dollars and U.S. dollars) revolving credit facility, and (4) a six-year, $85 million revolving credit facility.  The Credit Agreement also provides (a) for the issuance of up to $35 million of letters of credit under the $85 million revolving credit facility for the account of LKQ, (b) for the issuance of up to $10 million of letters of credit under the $15 million dual currency revolving credit facility for the account of LKQ or LKQ Canada Borrower, (c) a swing line credit facility of $25 million under the $85 million revolving credit facility, and (d) the opportunity for LKQ to add additional term loan facilities and/or increase the $85 million revolving credit facility’s commitments, provided that such additions or increases do not exceed $150 million in the aggregate.  The letter of credit facilities and the swing line facility are part of the revolving credit facilities identified above and use of such facilities is taken into account when determining availability under such credit facilities.

                LKQ is the borrower under the $610 million term loan facility and the $85 million revolving credit facility and all loans under such facilities are made and payable in U.S. dollars and all letters of credit issued for the account of LKQ under such revolving credit facility are issued in U.S. dollars.  LKQ Canada Borrower is the borrower under the CDN $40 million Canadian term loan facility and all loans under such facility are made and payable in Canadian dollars; provided, however, that if such Canadian term loan facility cannot be syndicated by November 2, 2007 or, if extended by the agents under the Credit Agreement, November 26, 2007, LKQ Canada Borrower is required, if requested by Deutsche Bank Securities Inc., as syndication agent, to replace such Canadian term loan facility with a term loan facility made and payable in U.S. dollars.  LKQ and LKQ Canada Borrower are both borrowers under the $15 million dual currency revolving credit facility and all loans and letters of credit under such facility made to or issued for the account of LKQ are made or issued, and payable, in U.S. dollars, and all loans and letters of credit under such facility made to or issued for the account of LKQ Canada Borrower are made or issued, and are payable, in Canadian dollars.

All of the obligations under the Credit Agreement are unconditionally guaranteed by each of LKQ’s direct and indirect domestic subsidiaries (the “Guarantors”). Obligations under the Credit Agreement, including the related guarantees, are collateralized by a first priority security interest in all of (i) the stock, other equity interests, and promissory notes owned by LKQ and the Guarantors, provided that not more than 65% of the total outstanding voting stock of any direct or indirect non-U.S. subsidiary of LKQ which is a “controlled foreign corporation” is required to be pledged, and (ii) the other tangible and intangible assets owned by LKQ and the Guarantors, including, without limitation, receivables, cash and securities deposit accounts, contract rights, securities, patents, trademarks, other intellectual property, inventory, equipment, and real estate, but excluding owned real property with a value less than $2 million and motor vehicles.

Amounts under each term loan facility are due and payable in quarterly installments equal to 1.52% of the initial aggregate principal amount during the first year, 3.08% of the initial aggregate principal amount during the second year, 4.60% of the initial aggregate principal amount during the third year, 7.68% of the initial aggregate principal amount during the fourth year, 11.52% of the initial aggregate principal amount during the fifth year, and 9.81% of the initial aggregate principal amount during the last three quarter period, with the balance payable in full in year six. Amounts under each revolving credit facility will be due and payable in full in year six. LKQ is also required to prepay the term loan facilities upon the sale of certain assets, upon the incurrence of certain debt, upon receipt of certain insurance and condemnation proceeds, and with up to 50% of LKQ’s excess cash flow (subject, in the case of excess cash flow, to step-downs based on LKQ’s total leverage ratio).

Indebtedness made and payable in U.S. dollars under the Credit Agreement bears interest, at LKQ’s option, at (i) a base rate (the higher of (x) the rate that is the prime lending rate as set forth on the British Banking Association Reuters Page 5 or, under certain circumstances, such other comparable page as the agents may choose, as in effect from time to time, and (y) 0.5% in excess of the overnight federal funds rate) plus an applicable margin currently of 1.25% per annum, or (ii) a Eurodollar rate as determined by the administrative agent for the respective interest period plus an applicable margin currently of 2.25% per annum, except that indebtedness in respect of swing line loans bears interest only at the rate referred to in clause (i).  Indebtedness made and payable in Canadian dollars under the Credit Agreement is made, at LKQ Canada Borrower’s option as bankers’ acceptance loans or loans that bear interest at a rate equal to the rate per annum of interest publicly quoted or established as the “prime rate” of Deutsche Bank AG Canada Branch for commercial loans in Canadian dollars to its Canadian borrowers (which does not necessarily represent the lowest or best rate actually available) plus an applicable margin currently of 1.25% per annum.  Under each bankers’ acceptance loan, each Canadian lender will purchase a bill of exchange, including a depository bill issued in accordance with the Depository Bills and Notes Act (Canada), denominated in Canadian dollars and discount notes, and LKQ Canada Borrower will sell such bill of exchange, at the applicable discount rate which, (1) in respect of any bill of exchange accepted by a lender named on Schedule I to the Bank Act (Canada), is the average of the annual rates for bankers’ acceptances having the same specified term and face amount as the loan to be made to LKQ Canada Borrower that is reported by the Reuters Screen CDOR Page as of 10:00 a.m. on such day (or the next preceding business day if such day is not a business day) (or if not reported by the Reuters Screen, then will be the average of the discount rate offered by the five largest (by assets) Canadian charter banks) and (2) in respect of any other lender, the CDOR described above plus 10%.  LKQ Canada Borrower will also pay an acceptance fee for each bankers’ acceptance loan currently equal to 2.25% per annum.  The applicable margin and acceptance fee for loans under the revolving credit facilities are subject to a decrease of 0.25% based upon LKQ’s total leverage ratio and the interest rate option chosen. Interest will be payable quarterly in arrears, except that interest based on a Eurodollar rate or bankers’ acceptance loans is payable in arrears on the last day of the relevant interest period and, for any Eurodollar interest period longer than three months, quarterly. Any default in the payment of principal, interest, or other overdue amounts bears interest at 2% above the rate otherwise applicable (or, if there is no applicable rate, at 2% above the base rate referred to in clause (i) above for loans made in U.S. dollars and the "prime rate" referred to in the second sentence of this paragraph for loans made in Canadian dollars). All overdue amounts are payable on demand.

The Credit Agreement contains customary representations and warranties, and contains customary covenants that restrict LKQ’s ability to, among other things (i) incur liens, (ii) incur any indebtedness (including guarantees or other contingent obligations), (iii) engage in mergers and consolidations, (iv) engage in sales, transfers, and other dispositions of property and assets (including sale-leaseback transactions), (v) make loans, acquisitions, joint ventures, and other investments, (vi) make dividends and other distributions to, and redemptions and repurchases from, equity holders, (vii) prepay, redeem, or repurchase certain debt, (viii) make changes in the nature of LKQ’s business, (ix) amend LKQ’s organizational documents, or amend or otherwise modify certain of LKQ’s debt documents, (x) change LKQ’s fiscal quarter and fiscal year ends, (xi) enter into transactions with LKQ’s affiliates, (xii) make dividends, loans, and other transfers by subsidiaries of LKQ, and (xiii) issue certain equity interests. The Credit Agreement also requires LKQ to comply with certain financial and affirmative covenants.

The Credit Agreement contains events of default that include (i) LKQ’s failure to pay principal when due or interest, fees, or other amounts after grace periods, (ii) covenant defaults, (iii) LKQ’s material breach of any representation or warranty, (iv) cross defaults to certain other indebtedness, (v) bankruptcy, insolvency, or other similar proceedings, (vi) LKQ’s inability to pay debts, (vii) judgment defaults of $15 million or more, (viii) customary ERISA and environmental defaults, (ix) actual or asserted invalidity of any material provision of the loan documentation or impairment of a portion of the collateral, (x) failure of subordinated indebtedness to be validly and sufficiently subordinated, and (xi) a change of control.

                A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

                On October 12, 2007, LKQ completed its acquisition of Keystone Automotive Industries, Inc. (“Keystone”) (the “Keystone Acquisition”).  Under the terms of the Agreement and Plan of Merger (“Merger Agreement”) among LKQ, Keystone and LKQ Acquisition Company, a wholly-owned subsidiary of LKQ (“Merger Sub”), Merger Sub was merged with and into Keystone with Keystone being the surviving corporation and becoming a wholly-owned subsidiary of LKQ. Under the Merger Agreement, holders of shares of Keystone common stock will receive $48.00 in cash in exchange for each such share, representing an aggregate cash consideration, including transaction costs and assumed cash, of approximately $811 million on a fully diluted basis.

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ronald G. Foster, age 66, and Rick Keister, age 61, were appointed to LKQ’s board of directors, effective as of October 12, 2007 (in the case of Mr. Foster) and October 15, 2007 (in the case of Mr. Keister, who accepted his appointment on that date).  Mr. Foster served as chairman of the board of directors of Keystone from August 2000 until October 12, 2007. A consultant since October 1993, Mr. Foster specialized in acquisitions, joint ventures, turnaround situations and quality systems such as QS9000.  Prior to 1993, for 25 years he held various positions within the automotive division of Tenneco, Inc., most recently as the Senior Vice President of Tenneco Automotive and General Manager of Monroe Auto Equipment Company, the world’s largest manufacturer of ride control systems. Mr. Keister has served as president and chief executive officer of Keystone since August 2004. Previously, beginning in 1997, he had been president of the Electrical Aftermarket business unit of Delco Remy International, Inc. Prior to 1997, Mr. Keister was president of World Wide Automotive, the predecessor company of which he co-founded in 1976 and which was acquired by Delco Remy International, Inc. in 1997.

Mr. Foster and Mr. Keister were appointed to LKQ’s board pursuant to the Merger Agreement, under which LKQ agreed to appoint to its board of directors two directors serving on Keystone’s board concurrently with the effectiveness of the Merger.

LKQ adopted the Amended and Restated Stock Option and Compensation Plan for Non-Employee Directors, effective as of October 12, 2007 (the “Amended Plan”), which amended and restated the Stock Option and Compensation Plan for Non-Employee Directors.  The Amended Plan no longer provides for (i) annual grants of stock options to a director participating in that plan, or (ii) the initial grant of stock options to a new director when that director joins the board.  A copy of the Amended Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01.  Other Events.

On October 15, 2007, LKQ issued a press release announcing the Merger described in Item 2.01.  The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited consolidated financial statements of Keystone as of March 31, 2006 and March 30, 2007 and for each of the three years in the period ended March 30, 2007, and the unaudited interim consolidated financial statements of Keystone for the 13-week period ended June 29, 2007 were filed as Exhibit 99.1 to LKQ’s Current Report on Form 8-K filed on September 5, 2007 and are incorporated herein by reference.

(b)  Pro Forma Financial Information

The unaudited pro forma combined condensed financial information of LKQ giving effect to the Keystone Acquisition and related transactions for the year ended December 31, 2006 and as of and for the six months ended June 30, 2007 were filed as Exhibit 99.2 to LKQ’s Current Report on Form 8-K filed on September 5, 2007 and are incorporated herein by reference.

(d)  Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 16, 2007, among LKQ, Merger Sub and Keystone (incorporated herein by reference to Exhibit 2.1 to LKQ’s Current Report on Form 8-K dated July 16, 2007).

10.1

Credit Agreement, dated as of October 12, 2007, among LKQ and LKQ Delaware LLP, as borrowers, Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, Deutsche Bank Securities Inc., as syndication agent, Lehman Commercial Paper Inc., as administrative agent, Deutsche Bank AG New York Branch, as US dual currency RCF agent, and Deutsche Bank AG Canada Branch, as Canadian Agent.

10.2	LKQ Amended and Restated Stock Option and Compensation Plan for Non-Employee Directors.

99.1	Press Release dated October 15, 2007.

99.2

Audited Consolidated Financial Statements of Keystone as of March 31, 2006 and March 30, 2007 and for each of the three years in the period ended March 30, 2007, and unaudited interim consolidated financial statements of Keystone as of June 29, 2007 and for the 13-week period ended June 29, 2007 (incorporated herein by reference to Exhibit 99.1 to LKQ’s Current Report on Form 8-K filed September 5, 2007).

99.3

Unaudited Pro Forma Combined Condensed Financial Statements of LKQ giving effect to the Keystone Acquisition and related transactions for the year ended December 31, 2006 and as of and for the six months ended June 30, 2007 (incorporated herein by reference to Exhibit 99.2 to LKQ’s Current Report on Form 8-K filed September 5, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 18, 2007

LKQ Corporation

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Vice President and General Counsel

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 16, 2007, among LKQ, Merger Sub and Keystone (incorporated herein by reference to Exhibit 2.1 to LKQ’s Current Report on Form 8-K dated July 16, 2007).

10.1

Credit Agreement, dated as of October 12, 2007, among LKQ and LKQ Delaware LLP, as borrowers, Lehman Brothers Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, Deutsche Bank Securities Inc., as syndication agent, Lehman Commercial Paper Inc., as administrative agent, Deutsche Bank AG New York Branch, as US dual currency RCF agent, and Deutsche Bank AG Canada Branch, as Canadian Agent.

10.2	LKQ Amended and Restated Stock Option and Compensation Plan for Non-Employee Directors.

99.1	Press Release dated October 15, 2007.

99.2

Audited Consolidated Financial Statements of Keystone as of March 31, 2006 and March 30, 2007 and for each of the three years in the period ended March 30, 2007, and unaudited interim consolidated financial statements of Keystone as of June 29, 2007 and for the 13-week period ended June 29, 2007 (incorporated herein by reference to Exhibit 99.1 to LKQ’s Current Report on Form 8-K filed September 5, 2007).

99.3

Unaudited Pro Forma Combined Condensed Financial Statements of LKQ giving effect to the Keystone Acquisition and related transactions for the year ended December 31, 2006 and as of and for the six months ended June 30, 2007 (incorporated herein by reference to Exhibit 99.2 to LKQ’s Current Report on Form 8-K filed September 5, 2007).